                                                                    EXHIBIT 10.6

                     FIRST AMENDMENT TO AMENDED AND RESTATED
             RESTRICTED STOCK BONUS PLAN OF PLASTIPAK HOLDINGS, INC.

         THIS FIRST AMENDMENT made this 18th day of October, 2002, effective as of August 15, 2002.

                                   WITNESSETH

         WHEREAS, the Company, as of July 31, 2002, adopted the Amended and Restated Restricted Stock Bonus Plan (the "Plan") of Plastipak Holdings, Inc.;

         WHEREAS, pursuant to paragraph 15, the Board of Directors may at any time make such amendment or modification of the Plan as it shall deem advisable; and

         WHEREAS, the Amendment adopted herein does not in any way modify or affect any right or obligation created prior to this Amendment.

         NOW, THEREFORE, the Plan is amended as follows:

         1. Subparagraphs 6a. and 6b. are deleted in their entirety, and replaced with the following subparagraphs 6a. and 6b.:

         6a. The Board, in its sole discretion, may require that a specified period of time, not to exceed five (5) years, lapse following the "date of allocation," and

         6b. The Recipient shall have remained in the continuous employment of the Company and/or the employment of an Affiliated Company during any required period of time specified by the Board following the "date of allocation," and

         2. Exhibit A to the Plan is amended as attached hereto.

         3. Other than as amended above, the Amended and Restated Restricted Stock Bonus Plan of Plastipak Holdings, Inc. adopted by the Company as of July 31, 2002 remains in full force and effect.


                                              PLASTIPAK HOLDINGS, INC.



                                              By: /s/ William C. Young
                                                 ------------------------
                                                 William C. Young, President

                                    EXHIBIT A

                              AMENDED AND RESTATED
                           RESTRICTED STOCK BONUS PLAN
                                       OF
                            PLASTIPAK HOLDINGS, INC.

                       -----------------------------------


TO:
    --------------------------------

         Please be advised that the Board of Directors of Plastipak Holdings, Inc. (the "Company") has adopted an Amended and Restated Restricted Stock Bonus Plan, (a copy of which is available to you upon request) and in accordance with the Plan, has allocated (number) Bonus Shares to you as of (date of allocation, __).

         In order for these Bonus Shares to be issued to you, you must remain in the continuous employment of the Company or in the employment of an Affiliated Company as defined under the Plan, for a period of _____ (__) years from (date of allocation,__), and pay (amount due) to the Company when the ____ (__) year period expires.

         In addition, you must either agree to have the Company withhold from your compensation an amount sufficient to satisfy applicable withholding for income and employment taxes for the issuance of the Bonus Shares, or remit sufficient funds to the Company for such purposes.

         Furthermore, please be aware that before the Bonus Shares can actually be issued, the written consent of the Company's secured creditors or other third parties may be required. If the required consents cannot be obtained at the expiration of the ___ (__) year period, your rights to the Bonus Shares will remain in effect, and the Company will issue the shares to you at a later date as soon as the required consents are received.


                                              PLASTIPAK HOLDINGS, INC.


                                              By:______________________________

                                              Its:_____________________________

                                              Date:____________________________
cc:      Plastipak Holdings, Inc.
         Attention: Secretary

                                       2